[DIMECO LOGO]


March 21, 2007



Dear Stockholder:

     On behalf of the Board of Directors and management of Dimeco, Inc., we cordially invite you to attend our 2007 Annual Meeting of Stockholders. The Annual Meeting will be held at the Community Room of the Wayne County Chamber of Commerce Building, 303 Commercial Street, Honesdale, Pennsylvania, on Thursday, April 26, 2007, at 2:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. We will also report on our operations. Our directors and officers will be present to respond to any questions stockholders may have.

     At the Annual Meeting, stockholders will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors for the fiscal year ending December 31, 2007. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is enclosed for your convenience. Returning your proxy will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.


Sincerely,

/s/Gary C. Beilman


Gary C. Beilman
President and Chief Executive Officer

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2007
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dimeco, Inc., will be held at the Community Room of the Wayne County Chamber of Commerce Building, 303 Commercial Street, Honesdale, Pennsylvania, on Thursday, April 26, 2007, at 2:00 p.m. local time, for the following purposes:

1.   To elect two directors; and

2. To ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors for the fiscal year ending December 31, 2007;

all as set forth in the Proxy Statement accompanying this notice, and to transact any other business that may properly come before the Annual Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 1, 2007 are entitled to vote at the Annual Meeting and any adjournments thereof.

     A copy of our Annual Report for the year ended December 31, 2006 is enclosed.

     Your vote is very important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All stockholders of record can vote by written proxy card. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at annual the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/John F. Spall

John F. Spall
Secretary

Honesdale, Pennsylvania
March 21, 2007

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is being furnished to stockholders of Dimeco, Inc. (the "Company's") by the Board of Directors in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, April 26, 2007, at 2:00 p.m. local time, and at any adjournments thereof. The 2006 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2006, accompanies this Notice of Annual Meeting of Stockholders and this Proxy Statement, which are first being mailed to stockholders on or about March 21, 2007.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURES
--------------------------------------------------------------------------------

Who Can Vote at the Annual Meeting

     You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.50 par value (the "Common Stock"), as of the close of business on March 1, 2007 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 1,527,842 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

Voting by Proxy

     The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of its nominees for director and a vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as our independent auditors.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company's Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions to them via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Vote Required

     The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or vote in favor of all nominees except nominees you specify as to which you withhold your vote. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting to ratify the appointment of S.R. Snodgrass, A.C. as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

--------------------------------------------------------------------------------
                      PRINCIPAL HOLDERS OF OUR COMMON STOCK
--------------------------------------------------------------------------------

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports regarding their ownership with the Securities and Exchange Commission. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock.

Name and Address of            Amount and Nature of       Percent of Shares of
 Beneficial Owner              Beneficial Ownership     Common Stock Outstanding
--------------------------------------------------------------------------------
Henry M. Skier
820 Church Street
Honesdale, Pennsylvania 18431        89,451(1)                   5.8%
---------------
(1)  See "Proposal 1 - Election of Directors"

--------------------------------------------------------------------------------
                        PROPOSAL 1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Our bylaws require that directors be divided into three classes, as nearly equal in number as possible. Each class serves for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the "Bank"). Two directors will be elected at the Annual Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

     The Board of Directors has nominated William E. Schwarz and Henry M. Skier (collectively, the "Nominees") for election as directors for additional three-year terms. The Nominees currently serve as directors of the Company. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to expressly withhold such authority. If any of the Nominees withdraws or is unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, the persons named in the enclosed proxy card intend to vote for the election of the person or persons that the Nominating Committee may recommend to the Board of Directors. If there is no substitute nominee, the size of the Board of Directors may be reduced.

     The following table sets forth the names, ages and positions with the Company, terms of, and length of board service, numerical and percentage ownership of the Common Stock for:

     o each of the persons nominated for election as director of the Company at the Annual Meeting;
     o each other director of the Company who will continue to serve as director after the Annual Meeting; and
     o    each executive officer.

     Beneficial ownership of the executive officers and directors of the Company as a group is also set forth below.

                                                                                       Shares of
                                                          Year First      Current     Common Stock
                                                          Elected or      Term To     Beneficially     Percent
Name and Title                                  Age(1)   Appointed(2)      Expire     Owned (1)(3)      Owned
-----------------------------------------------------------------------------------------------------------------
                                  BOARD NOMINEES FOR TERMS TO EXPIRE IN 2010
William E. Schwarz                                64         1993           2007         21,278         1.4%
Director, Chairman of the Board
Henry M. Skier                                    66         1993           2007         89,451         5.8%
Director
                                        DIRECTORS CONTINUING IN OFFICE
Gary C. Beilman                                   52         2005           2008         28,649         1.9%
President, Chief Executive Officer and Director
Robert E. Genirs                                  71         1998           2008         13,628          *
Director
Thomas A. Peifer                                  64         1993           2008         27,308         1.8%
Director
Barbara J. Genzlinger                             55         1998           2009          9,072          *
Director
John S. Kiesendahl                                60         1993           2009         35,937         2.4%
Director, Vice Chairman of the Board
John F. Spall                                     60         1999           2009         36,123         2.4%
Director, Secretary
                                   EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Maureen H. Beilman
Chief Financial Officer, Treasurer, Asst.
Secretary                                         51           --             --         18,424         1.2%
Peter Bochnovich
Sr. Vice President and Asst.  Secretary of the    45           --             --         12,767          *
Bank

Directors, nominees, named executive officers
and executive officers of the Company as a
group (10 persons)                                --           --             --        292,637        18.3%

---------------
(1)  As of Record Date.
(2)  Refers to the year the individual first became a director of the Company.
(3) The share amounts include 5,928 shares for Mr. Schwarz, 6,428 shares for Mr. Skier, 23,700 shares for Mr. Beilman, 1,428 shares for Messrs. Genirs and Peifer, 5,428 shares for Ms. Genzlinger, 428 shares for Mr. Spall, 13,100 shares for Ms. Beilman and 10,310 shares for Mr. Bochnovich that may be acquired through the exercise of stock options within sixty days of the Record Date under the stock option plans.
*    Less than 1% of Common Stock outstanding.

Biographical Information

     Set forth below is certain information with respect to the directors, including the director nominees and executive officers of the Company. All directors and executive officers have held their present positions for at least five years unless otherwise stated.

Nominees For Director:

     William E. Schwarz is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.

     Henry M. Skier is President of A.M. Skier, Inc., an insurance agency, located in Hawley, Pennsylvania.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                   VOTE FOR THE ELECTION OF THE ABOVE NOMINEES

Continuing Directors:

     Gary C. Beilman is the President and Chief Executive Officer of the Company and Bank. Mr. Beilman was appointed President and Director on January 1, 2005. He was appointed Chief Executive Officer on January 1, 2002. Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman is the brother-in-law of Maureen H. Beilman.

     Robert E. Genirs is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers where he previously served as Chief Financial Officer and Controller. He is a partner and currently the Acting Chief Financial Officer of The Woodloch Spa Resort, a luxury destination health spa and resort in Hawley, Pennsylvania.

     Thomas A. Peifer is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District, in Hawley, Pennsylvania. He is the President of Metlag, Inc., a franchised retail Agway store.

     Barbara J. Genzlinger is Secretary/Treasurer of The Settlers Inn, a country inn located in Hawley, Pennsylvania, and President of Sayre Mansion, LLC, a country inn located in Bethlehem, Pennsylvania.

     John S. Kiesendahl is the President and Chief Executive Officer of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.

     John F. Spall is an attorney, practicing in Hawley, Pennsylvania.

Executive Officers Who are Not Directors:

     Maureen H. Beilman is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and Chief Financial Officer and Treasurer of the Bank. Ms. Beilman is the sister-in-law of Gary C. Beilman.

     Peter Bochnovich was promoted to Senior Vice President of the Company and the Bank in December 2006 and continues to serve as Assistant Secretary of the Bank. Prior to his promotion, Mr. Bochnovich was Vice President and Assistant Secretary and served as the Senior Lending Officer.

--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

Director Independence

     The Board of Directors has determined that Directors Schwarz, Skier, Genirs, Peifer, Genzlinger, Kiesendahl and Spall would be considered independent under the independence standards of The Nasdaq Stock Market if the Company were subject to those standards. The Company and the Bank prefer to do business with customers who provide services in our market area and therefore, the businesses that are owned by our directors would also be considered in these purchase decisions. Among these purchases are the following: insurance products from the A.M. Skier Insurance Agency of which Mr. Skier is the President, automobile service on bank-owned vehicles from Edw. J. Schwarz, Inc. of which Mr. Schwarz is the President, golf fees and restaurant services from Woodloch Pines, Inc. of which Mr. Kiesendahl is the President and CEO, restaurant and lodging from The Settlers Inn and The Sayre Mansion of which Ms. Genzlinger holds executive positions, merchandise from Greentown Agway of which Mr. Peifer is the President and contract snow plowing services from Beilman Construction which is owned by Mr. Beilman's brother. In addition, the Bank leases space for the Greentown office from Tomlin, Inc. of which Mr. Peifer is the President. The Board approves the purchase of these products and services assuring that the transactions are comparable in price and quality to those in the marketplace. The Board has determined that these purchases do not affect the independence of any director from whom we purchase products or services. While the rules of The Nasdaq Stock Market are not applicable to the Company, we believe that all members of the Audit Committee meet the independence standards of the The Nasdaq Stock Market for Audit Committee members.

Director Attendance

     The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended December 31, 2006, the Board of Directors of Dimeco, Inc. held 9 regular meetings and no special meetings and the Board of Directors of The Dime Bank held 21 meetings, including regularly scheduled and special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served during the fiscal year ended December 31, 2006. The Board of Directors encourages directors to attend the Annual Meeting of Stockholders, but does not have a formal policy in that regard. All directors attended the 2006 annual meeting.

Committees of the Board of Directors

     Nominating Committee. The outside directors act as the Nominating Committee for the selection of management's nominees for directors. The Company believes that the outside directors would qualify as independent under the rules of The Nasdaq Stock Market if the Company were subject to those rules. Although this is not a standing committee, the Board believes that its procedures are sufficient to ensure that its nominees are approved by a majority of the independent directors. The outside directors met once as a Nominating Committee during the fiscal year ended December 31, 2006. The Company has not adopted a charter for the Nominating Committee.

     The Nominating Committee will consider candidates recommended by stockholders. With respect to each individual vacancy, the Nominating Committee intends to determine the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws and the proposed nominee must fulfill the existing eligibility standards.

         Compensation Committee. The Compensation Committee is comprised of Directors Genirs, Kiesendahl and Skier, each of whom would be considered independent under the rules of The Nasdaq Stock Market if the Company were subject to those rules. Decisions regarding the compensation of our executives are made by the Compensation Committee. They have the strategic and administrative responsibility for ensuring that key management employees are compensated effectively in addition to oversight of all executive compensation plans and employee benefits. The Committee met two times during the 2006 fiscal year. The Compensation Committee has adopted a written charter which is attached as Appendix A.

     Audit Committee. The Audit Committee is comprised of all directors except Mr. Beilman. The Audit Committee is a standing committee that is responsible for developing and maintaining the Company's and the Bank's audit program. While the rules of The Nasdaq Stock Market are not applicable to the Company, the Company believes that all members of the Audit Committee would qualify as independent directors under those rules including the specific independence requirements for audit committee members. The Committee also meets with the independent auditors to discuss the results of the annual audit and any related matters. The Committee met five times in fiscal year 2006. The Board of Directors has adopted a written audit committee charter for the Audit Committee, a copy of which was attached as an appendix to the proxy statement for the 2006 annual meeting.

     Audit Committee Financial Expert. The Board of Directors has determined that Robert E. Genirs is an Audit Committee "financial expert" as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Genirs would be considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements of the Nasdaq Stock Market for audit committee members.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee consists of Directors Genirs, Kiesendahl and Skier. No member of the Compensation Committee was an officer or employee of the Company or its subsidiaries during the last fiscal year or formerly an officer of the Company or its subsidiaries. No member of the Compensation Committee is, or was during 2006, an executive officer of another company on whose board of directors or on whose compensation committee one of the Company's executive officers serves. No member of the Board of Directors was an executive officer of a company on whose board or compensation committee an executive officer of the Company served.

     Communications with Directors. Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company's main office, 820 Church Street, Honesdale, Pennsylvania 18431.

--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

     The Company continually strives for profitable growth of the organization directed towards enhancing shareholder value. To a large extent the success of this quest is directly related to the abilities and competencies of senior management. The Board of Directors recognizes that one of its primary functions is to attract and retain quality executive leadership. The work of attaining these objectives is carried out at the committee level.

Objectives of Compensation Program

The principal objectives of our compensation program are as follows:

     o Maintain a competitive salary structure to attract, reward and motivate qualified management personnel;

     o Provide the incentive for the achievement of corporate and individual performance goals through cash incentive programs;

     o Align the interests of management with those of shareholders through long-term equity based performance incentives; and

     o Provide an appropriate level of income security in the event of retirement or change in control to ensure that the named executive officers remain focused at all times on the best long-term interests of the Company and its shareholders.

Elements of Compensation Program

The principal elements of our compensation program consist of the following:

          o    Base salary
     The Compensation Committee seeks to maintain a salary structure that is competitive with other community banking organizations in our marketplace in an effort to attract and retain the best available management talent. In setting salaries, the committee reviews salary surveys prepared by outside vendors or from public information that generally include similar-sized institutions within our market for which data is available as well as high-performing banking institutions in the Commonwealth of Pennsylvania. The Company does not specifically benchmark salaries against a select group of companies.

          o    Cash Incentive Programs
     The Compensation Committee believes that a significant portion of the named executive officers' cash compensation should be performance based. Bonuses are generally paid annually on a discretionary basis and have not been based on specific performance metrics.

          o    Stock Incentive Compensation
     The Compensation Committee administers the 2000 Stock Incentive Plan which provides for grants of incentive stock options to executive officers and certain employees. The Board of Directors believes that equity-based compensation focuses the named executive officers on the creation of long-term shareholder value by allowing them to directly benefit from the increase in such value. The Board of Directors had previously granted the named executive officers options that have increased substantially in value. The Company does not have a formal policy of equity ownership by management although each named executive officer has made a significant investment in the Common Stock.

          o    Retirement and Change in Control Income Security
     The Company  maintains a  tax-qualified  401(k)  savings  plan in which all employees who have met certain age and years of service requirements are eligible to participate. Pursuant to the 401(k) plan, employees may contribute up to 80% of their salaries annually into their 401(k) account, subject to the Internal Revenue Service cost of living adjusted limitations for retirement plans. The Company matches employee contributions on a dollar for dollar basis up to 3% of salary and matches 50% of contributions in excess of that amount up to an additional 2% of salary. The Company typically makes an annual profit-sharing contribution to each participating employee's account of 4% of salary regardless of the amount contributed by the employee. For the last fiscal year, the Company made a 5% profit-sharing contribution reflecting the Company's financial results for the year.

     To provide additional retirement security to named executive officers and encourage their continued service, the Company has additionally entered into Salary Continuation Agreements with each of the named executive officers that provide for the payment of $50,000 annually at normal retirement age of 65. In connection with the salary continuation agreements, the Company reimburses the named executive officers for any tax liability incurred as the result of income attributable to participation in the Salary Continuation Agreements.

     The Company has also entered into Change in Control Severance Agreements with each of the named executive officers that provide the payment of severance of up to three times their average annual compensation for the past five years in the event they are terminated in connection with a change in control of the Company. Amounts payable under the severance agreements are reduced as may be necessary so that such payments will not be deemed non-deductible "excess parachute payments" under Section 280G of the Internal Revenue Code. The Board of Directors believes that these arrangements are critical in ensuring the continued service of the named executive officers in the event of a change in control.

Administration of Compensation Program

     Dimeco, Inc. has an Executive Compensation Committee which is comprised of three members of the Board of Directors. The primary duties of this committee are to review the performance of the executive officers of the Company, in relation to the results of operations of the institution compared to its annual goals, and to make recommendations to the full board as to the total compensation package for the senior management group.

     In October of each year, the Board of Directors meets in a separate session known as its Strategic Planning Meeting. The purpose of this meeting is to establish goals and objectives for the upcoming year. During this meeting, many of the Company's historical performance results are reviewed. This review is concentrated in quantifiable areas including growth, market share, asset quality, profitability and shareholder value. This data is used by the Board for planning purposes. The Board's practice has been to use these historic results as a benchmark upon which future goals are established. This data is compared to the same criteria results of other similarly-sized financial institutions, some of which are located within the Company's market area and others that are in close proximity thereto. Also taken into consideration at this meeting are current market and economic conditions, and specific plans and ideas that are unique to the institution. The outcome of this meeting is a compilation of ideas and action points from both the Board and executive management. At the conclusion of this meeting goals are set for the ensuing year. The goals are specific, measurable targets, directed toward growth, financial strength and profitability. Although the specific goals may change from year to year, both in terms of what business activities are being monitored and to what extent, each annual plan has certain requirements for achievement of return on average assets and return on average equity ratios that must be met in order to be considered successful.

     It is then the responsibility of the executive management of the Company to develop plans and action points, together with a formalized budget, that will be used as a model for the institution to follow in its pursuit to attain these annual goals. These executive officers personally direct the operations, primarily of the subsidiary bank, in a concerted effort to attain the goals. These efforts include individual pursuits, internal communication, staff coaching, assistance with marketing and monitoring the results of all business efforts. Furthermore, this management team must ensure that the activities of the institution, towards the accomplishment of these goals, are conducted with banking prudence and in compliance with all applicable laws and regulations.

     At the end of each year the Executive Compensation Committee reviews the overall performance of the Company in relation to the annual goals. These performance results are a main component in determining year end bonuses and salary increases for the executive officers. In addition to the attainment of goals, the committee also uses other information to assemble recommendations for the total compensation package for this officer group. These additions include the use of outside consultants, as well as reviews of competitive market data from the banking industry as a whole and our peer group specifically. Recommendations for compensation for executive officers are then made by the Executive Compensation Committee to the full Board of Directors for its consideration.

--------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with Management. Based on foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this proxy statement.

     Compensation Committee:
          Robert E. Genirs
          John S. Kiesendahl
          Henry M. Skier

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer, principal financial officer and each other executive officer whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities to Dimeco, Inc. and The Dime Bank.

                                                                     Change in
                                                                  Pension Value
                                                                  and Nonqualified
                                                                     Deferred               All Other
Name and Principal              Fiscal                              Compensation            Compensa-
Position                         Year    Salary         Bonus        Earnings                tion (1)       Total
---------------------------------------------------------------------------------------------------------------------
Gary C. Beilman
President, Chief Executive
Office Director                  2006   $160,000       $40,000         $10,316                $14,552      $224,979

Maureen H. Beilman
Chief Financial Officer,
Treasurer and Assistant          2006   $100,000       $26,000         $ 9,374                $ 9,138      $144,512

Peter Bochnovich
Senior Vice President and
Assistant Secretary of The
Dime Bank                        2006   $ 98,000       $26,000         $ 6,740                $  8,959     $139,699

(1) All other compensation consists of the following:


                     401 (K) Matching    Profit Sharing       Tax
Name                   Contribution       Contribution   Reimbursement   Total
--------------------------------------------------------------------------------
Gary C. Beilman           $ 6,400          $ 8,000          $ 152       $ 14,552
Maureen H. Beilman          4,000            5,000            138          9,138
Peter Bochnovich            3,920            4,900            139          8,959


     The aggregate value of perquisites and personal benefits did not exceed $10,000 for any named executive officer. All officers, including the above named executive officers, have an in-service death benefit under a bank-owned life insurance policy equal to three times salary. If the officers satisfy certain age and years of service requirements, they will be entitled to a death benefit under these policies equal to two times final salary after they leave the Company.

     Grants of Plan-Based Awards. The Company did not grant any plan-based awards to the named executive officers in 2006.

     Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards of the named executive officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

                                     Number of Securities
                                         Underlying
                                     Unexercised Options
Name                                    Exercisable(1)      Option Exercise Price    Option Expiration Date
-----------------------------------------------------------------------------------------------------------
Gary C. Beilman                         19,500                    $13.25                 3/15/2010
Gary C. Beilman                          4,200                    $35.95                 9/22/2015
Maureen H. Beilman                      11,400                    $13.25                 3/15/2010
Maureen H. Beilman                       2,200                    $35.95                 9/22/2015
Peter Bochnovich                         2,610                    $16.50                 3/15/2010
Peter Bochnovich                         4,000                    $21.30                 3/15/2010
Peter Bochnovich                         3,700                    $35.95                 9/22/2015

(1)  All options are fully vested


         Option Exercises and Stock Vested. The following table provides information regarding exercises of options and vesting of stock awards during the last fiscal year for each named executive officer.

--------------------------------------------------------------------------------
                            Number of Shares                Value Realized on
Name                     Acquired on Exercise                  Exercise(1)
--------------------------------------------------------------------------------
Gary C. Beilman                   500                          $10,375(2)
Maureen H. Beilman                325                          $ 6,825(3)
Peter Bochnovich                  390                          $ 9,848(4)

(1) Based on difference between exercise and fair market value of the underlying Common Stock on the date of exercise times number of options exercised.
(2) Difference in price per share of $20.75 (market price $34.00/share, exercise price $13.25/share).
(3) Difference in price per share of $21.00 (market price $34.25/share, exercise price $13.25/share).
(4) Difference in price per share of $25.25 (market price $41.75/share, exercise price $16.50/share).


         Pension Benefits. The following table provides information with respect to each defined benefit pension plan in which a named executive officer may receive payments or other benefits at, following or in connection with retirement.

                                                     Number of     Present Value of    Payments
                                                   Years Credited    Accumulated       During Last
Name                         Plan Name(1)             Service(1)       Benefit(2)      Fiscal Year
---------------------------------------------------------------------------------------------------
Gary C. Beilman         Salary Continuation Plan         N/A           $81,056             -
Maureen H. Beilman      Salary Continuation Plan         N/A           $73,655             -
Peter Bochnovich        Salary Continuation Plan         N/A           $24,184             -

(1) The Bank entered into non-qualified salary continuation agreements with Messrs. Beilman and Bochnovich and Ms. Beilman which are based on continued employment until the individuals become 65 years old, not on the number of years of credited service.
(2) For the year ended December 31, 2006, accumulated benefits for Mr. Beilman and Ms. Beilman were fully vested. Mr. Bochnovich's accumulated benefit was 75% vested.

     The Bank entered into non-qualified salary continuation agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. If these officers continue to serve as officers of the Bank until they become 65 years old, the Bank agrees to pay the officer 120 guaranteed consecutive monthly payments of $4,166.67 commencing on the first day of the month following the officer's 65th birthday. These payments are fixed and do not depend on the officer's final salary or other compensation. If these officers attain age 65, but die before receiving all of the guaranteed monthly payments, or die before age 65 while serving as an officer, then the Bank will make the remaining payments to that officer's designated beneficiary or to the representative of his or her estate. If the employee voluntarily terminates their employment, the accrued benefit is payable to them based upon their vested percentage. If they are terminated for cause, they are not entitled to any benefit. The above pension benefit table details the present value of accrued benefits as of December 31, 2006 for the named executive officers. Such benefits were fully vested for Mr. Beilman and Ms. Beilman while Mr. Bochnovich was vested in 75% of the benefit. These liabilities were calculated using an 8.5% discount rate for Mr. Beilman and Ms. Beilman and 7.5% for Mr. Bochnovich.

     Potential Payments Upon Termination or Change-in-Control. The named executive officers are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the Named Executive Officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.


                                                            Involuntary     For       Change-in-
                          Voluntary  Early       Normal       Not For      Cause       Control
                           Termin-   Retire-     Retire-       Cause      Termin-     Termin-
Name and Plan               ation      ment       ment(1)   Termination    ation     ation(2)(3)  Disability     Death
--------------------------------------------------------------------------------------------------------------------------
Gary C. Beilman
Severance Agreement          $0          $0         $0           $0          $0        $560,147        $0           $0
Salary Continuation Plan   $81,056    $81,056     $81,056      $81,056       $0        $117,805      $81,056     $336,060

Maureen H. Beilman
Severance Agreement          $0          $0         $0           $0          $0        $378,102        $0           $0
Salary Continuation Plan   $73,655    $73,655     $73,655      $73,655       $0        $107,049      $73,655     $336,060

Peter Bochnovich
Severance Agreement          $0          $0         $0           $0          $0        $350,549        $0           $0
Salary Continuation Plan   $18,138    $18,138     $18,138      $18,138       $0        $47,710       $24,184     $353,214

(1) Bank agrees to pay the officer 120 guaranteed consecutive monthly payments of $4,166.67 commencing on the first day of the month following the officer's 65th birthday.
(2) Lump sum payment equal to three times the executive's average annual compensation for the five most recent taxable years that the executive has been employed by the Bank.
(3) This benefit may be subject to reduction in accordance with Internal Revenue Service Code Section 280G.


     The Bank has entered into change-in-control severance agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. The severance agreements have terms of three years each, renewable annually thereafter. If, during the two years following a change in control, the Company or the Bank terminate the executives' employment for a reason other than cause, death, disability or retirement or the executives voluntarily terminate their employment in certain specified circumstances, the executives will be entitled to a severance payment equal to three (3) times their average annual compensation for the five most recent taxable years that the executive has been employed by the Bank. These agreements also provide for the continuation of all benefit coverages provided under the Bank's (or its successor's) employee benefit and welfare plans and programs for up to thirty-six (36) months following a post-change in control involuntary termination of employment for a reason other than cause or a voluntary termination in the specified circumstances. The maximum severance payable to the executives under these agreements, however, will be reduced to the extent necessary to avoid treatment as an excess parachute payment under section 280G of the Internal Revenue Code. For discussion of the Salary Continuation Plan, see Pension Benefits above.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         Set forth below is a table providing information concerning the compensation of the directors of Dimeco, Inc. who are not named executive officers for 2006:

                                Fees Earned or Paid in
Name (1)(2)                             Cash                       Total
-------------------------------------------------------------------------
William E. Schwarz                        $  18,000             $  18,000

Henry M. Skier                               18,000                18,000

Robert S. Genirs                             18,000                18,000

Thomas A. Peifer                             18,000                18,000

Barbara J. Genzlinger                        18,000                18,000

John S. Kiesendahl                           18,000                18,000

John F. Spall                                18,000                18,000
                                          ---------             ---------

Total compensation for all Directors      $ 126,000             $ 126,000
                                          =========             =========

(1) Director Gary Beilman, as the Company's President and Chief Executive Officer, is exempt from receiving any form of remuneration as a director.
(2)  Non-employee directors.


     For the year ended December 31, 2006, each non-employee director received board fees of $18,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. For the fiscal year ended December 31, 2006, board fees totaled $126,000. There was no other compensation paid to the directors including any equity or non-equity based compensation. Directors' fees are paid by the Bank; there are no additional fees paid by the Company.

--------------------------------------------------------------------------------
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

     All loans to directors or executive officers or their affiliates require approval of the Board of Directors. The Board may grant favorable interest rates on loans to executive officers as long as the loan discount is offered equally to all Bank employees and the loan is written in compliance with Federal Reserve Regulation O. Origination fees for residential mortgages and one refinancing of the same real estate is waived for all employees including executive officers. No loans were made to executive officers during the last fiscal year. All loans to executive officers includes a demand call provision which states that the loan is due and payable at any time that the executive officer is indebted to any other bank in an amount greater than the executive officer is eligible to borrow from The Dime Bank.

--------------------------------------------------------------------------------
                PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2006 fiscal year. The Board of Directors has appointed Snodgrass to be its accountants for the fiscal year ending December 31, 2007 and is seeking ratification by the Company's stockholders of such appointment. A representative of Snodgrass is expected to be available at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire.

         Fees paid to Snodgrass for the last two fiscal years were as follows:

                                                2006                     2005
                                              --------------------------------
Audit Fees(1)                                 $71,370                  $70,033
Audit-Related Fees                                -                        -
Tax Fees(2)                                   $13,012                  $16,439
All Other Fees(3)                             $24,339                  $27,365

(1) Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports and services normally provided by Snodgrass in connection with statutory and regulatory filings or engagements.
(2) Tax fees consist of compliance fees for the preparation of state and federal tax returns and consultation on depreciation methods.
(3) All other fees are primarily made up of and consulting services for compliance in 2006 and include other consulting fees for information technology in 2005.


     The Audit Committee approves all non-audit work performed by Snodgrass in advance and has not adopted any pre-approval policies and procedures.

     Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2007 FISCAL YEAR.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMITTEE
--------------------------------------------------------------------------------

Review of Audited Financial Statements with Management

     The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2006 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountants

     The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass") the Company's independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence. The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" below was compatible with maintaining Snodgrass' independence.

Recommendation that Financial Statements be Included in the Annual Report

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Robert E. Genirs - Chairman
                  William E. Schwarz
                  Barbara J. Genzlinger
                  John S. Kiesendahl
                  Thomas A. Peifer
                  Henry M. Skier
                  John F. Spall

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and the beneficial owners of more than 10% of the Common Stock to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish us with copies of such reports. To the best of our knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2006 fiscal year with the exception of a Form 4 for each of Directors Kiesendahl and Skier. The delinquent reports were filed as soon as the errors were detected. We are not aware of any beneficial owners of more than 10% of the Common Stock.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 2008, all stockholder proposals must be submitted to the Secretary at the Company's office, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 23, 2007 In order to be considered for possible action by stockholders at the 2008 Annual Meeting of Stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 27, 2008.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by e-mail or telephone without additional compensation.

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., P O BOX 509, HONESDALE, PENNSYLVANIA 18431.

BY ORDER OF THE BOARD OF DIRECTORS

/s/John F. Spall

John F. Spall
Secretary

Honesdale, Pennsylvania
March 21, 2007

Appendix A
----------

                         THE DIME BANK and DIMECO, INC.
                         COMPENSATION COMMITTEE CHARTER

STATEMENT OF PURPOSE
--------------------

The primary purpose of the Compensation Committee is to assist the Boards of Directors of Dimeco, Inc. and its subsidiaries, including The Dime Bank (the "Bank"), in their review and approval of the compensation of the Executive Officers, the Boards of Directors, and the Board Committee Members of Dimeco, Inc. and its subsidiaries (hereinafter referred to collectively as the "Company"). The Committee shall also develop and assess corporate goals, objectives, and performance relevant to the compensation of the Executive
Officers and Directors. The Committee shall also serve as fiduciary and/or administrator of certain compensation or benefit plans as may be necessary or required.

MEMBERSHIP AND STRUCTURE
------------------------

Each member of the Compensation Committee shall be an "Independent Director" as such term is defined by the rules of the NASDAQ Stock Market. Committee members shall be elected annually by the Board of Directors. If a Compensation Committee Chairperson is not designated by the Board of Directors, the members of the Committee may designate a Chairperson by majority vote. The Compensation Committee shall establish its own rules of procedure, which shall be consistent with the By-laws of the Company and this Charter.

The Compensation Committee shall meet as frequently as needed and not less than annually. A meeting may be called by the Chairperson of the Compensation Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Compensation Committee at least 24 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's By-laws and applicable law. A meeting shall be deemed properly called if each member of the Compensation Committee shall have received notice as stated above, or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Compensation Committee present in person or by means of a conference telephone or other communications equipment, by means of which all persons participating in the meeting can hear each other, shall constitute a quorum. A majority vote of the Compensation Committee members present at a meeting, if a quorum is present, shall constitute an act of the Compensation Committee. Any action required or permitted to be taken at any meeting of the Compensation Committee may be taken without a meeting if all members of the Compensation Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Compensation Committee. Following each of its meetings, the Compensation Committee shall report its actions and recommendations to the Board of Directors of the Company and/or the Bank, as applicable.

RESPONSIBILITIES
----------------

The authority and responsibilities of the Committee shall include, but not be limited to the following:

1. CEO: The Committee shall review, establish, and approve the Chief Executive Officer's compensation. The Chief Executive Officer shall not be present during the Committee's voting on or deliberations of such matter.

2. Executive Officer Compensation: The Committee shall annually review and recommend to the Boards of Directors of the Company and the Bank for approval for the Executive Officers of the Company whose compensation is to be set by the
Boards: (a) The annual base salary level; (b) The annual incentive opportunity level; (c) Employment agreements, severance arrangements, and Change in Control Agreements/provisions, in each case as, when, and if appropriate; and (d) any special or supplemental benefits, including, but not limited to special life insurance benefits and supplemental retirement arrangements.

3. External Consultants: The Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of Director, CEO, or Executive Officer compensation and shall have the authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting, or other advisors.

4. Evaluation of Goals: The Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board of Directors, the CEO's compensation levels based on this evaluation. In determining the incentive component of CEO compensation, the Committee will consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEO's at comparable companies, and the awards given to the CEO in past years. The Committee's review of compensation levels and incentive compensation may include a review of compensation surveys and data for similar companies in the industry, including local, regional, and national surveys and data.

5. Director Compensation: The committee shall annually review, and make recommendations to the Boards of Directors of the Company and the Bank with respect to the compensation of Directors, including incentive compensation plans and equity-based plans.

6. Executive Session: All deliberations, actions, and recommendations of the Committee relevant to the CEO shall be undertaken by the Committee in executive session. Any other deliberations, actions, or recommendations may be made in the presence of, or take into consideration the recommendations of, the CEO or other Executive Officers.

7. Review of Charter: The Committee shall review and reassess the adequacy of this Charter annually and, as appropriate, adopt and recommend changes to the Boards for their approval.

8. SEC Disclosure: the Committee shall annually review the Company's disclosure reports and materials filed with the Securities and Exchange Commission and information mailed to the Company's stockholders, and make recommendations for changes, if any, to the appropriate Officer of the Company.

9. Omnibus Authority: The Committee shall have the authority to take any actions necessary to carry out the above provisions of this Charter.

10.  Duties  from  Board:   The  Committee  shall  have  such  other  duties  or
responsibilities as are expressly delegated to the Committee by the Boards from time to time.

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 2007
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Community Room of The Wayne County Chamber of Commerce Building located at 303 Commercial Street, Honesdale, Pennsylvania on Thursday, April 26, 2007, at 2:00 p.m., local time, and at any and all adjournments thereof, in the following manner:

                                                                         FOR
                                                  FOR      WITHHELD     EXCEPT
                                                  ---      --------     ------

1. The election as directors of the nominees
   listed below for a three-year term:            [_]        [_]         [_]

   William E. Schwarz
   Henry M. Skier

   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR EXCEPT" and insert the nominee's name on the line provided below.

   -----------------------------------------------------------------------------

                                                  FOR      AGAINST      ABSTAIN
                                                  ---      -------      -------
2. The ratification of the appointment of         [_]        [_]         [_]
   S.R. Snodgrass, A.C. as independent
   public accountants of the Company
   for the fiscal  year ending
   December 31, 2007.

     In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of  Directors  recommends  a vote "FOR" each of the above  listed
propositions.                                     ---

     THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.    |_|

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Please be sure to sign and date this Proxy in the box below.
                                        _____________________
                                        |                   |
                                        |Date               |
________________________________________|___________________|
|                                                           |
|                                                           |
|___________________________________________________________|
Stocholder sign above   Co-holder (if any) sign above

--------------------------------------------------------------------------------
     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

     The above signed acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 21, 2007, and the 2006 Annual Report.

     Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

           PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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